                           Temporary Certificate--Exchangeable for Definitive Engraved Certificate When

                                                        Ready for Delivery

                                                            [SPFC LOGO]

                                               SOUTHERN PACIFIC FUNDING CORPORATION

THIS CERTIFICATE IS TRANSFERABLE IN    INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA   SEE REVERSE FOR STATEMENTS RELATING
 MINNEAPOLIS, MN OR NEW YORK, NY                                                                     TO RIGHTS, PREFERENCES,
                                                                                                PRIVILEGES AND RESTRICTIONS, IF ANY

                                                                                                        CUSIP 843576 10 9

This Certifies that





is the record holder of


                            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF

                     ------------------------- SOUTHERN PACIFIC FUNDING CORPORATION -------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated

          /s/ Gary S. Palmer                                   [SEAL]                                  /s/ Robert W. Howard
CHIEF FINANCIAL OFFICER AND SECRETARY                                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
   NORWEST BANK MINNESOTA, N.A.
              TRANSFER AGENT AND REGISTRAR

BY
                      AUTHORIZED SIGNATURE
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

   A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT -- ..............Custodian..............
TEN ENT -- as tenants by the entireties                           (Cust)                (Minor)
JT TEN  -- as joint tenants with right of                      under Uniform Gifts to Minors
          survivorship and not as                              Act..................................
          tenants in common                                                   (State)
                                          UNIF TRF MIN ACT --  .............Custodian (until age ...)
                                                                  (Cust)
                                                               ...............under Uniform Transfers
                                                                  (Minor)
                                                               to Minors Act.........................
                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________
|                                     |
|_____________________________________|

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_____________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________

                                        X____________________________________

                                        X____________________________________
                                         THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                 NOTICE  WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

___________________________________________
| AMERICAN BANK NOTE COMPANY  MAY 15 1996 |
| 3504 ATLANTIC AVENUE                    |
| SUITE 12                    043953bk    |
| LONG BEACH, CA 90807                    |
| (310) 969-2333                REV 2     |
| (FAX) (310) 426-7450                    |
|_________________________________________|